UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

HERBALIFE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 309 GT, Ugland House South Church Street, Grand Cayman Cayman Islands
(Address of principal executive offices)

Registrant’s telephone number, including area code:       c/o (310) 410-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 28, 2005, Markus Lehmann, a Class II member of the Board of Directors of Herbalife Ltd. (the “Company”), communicated to the Company his decision to retire from the Company’s Board of Directors effective as of the close of business on July 28, 2005.  Terms of Class II directors will expire at the Company’s 2006 annual meeting. On July 28, 2005, the Company’s Board approved Leon Waisbein to fill the vacancy created by Mr. Lehmann’s resignation, effective July 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2005

HERBALIFE LTD.

	By:	/s/ BRETT R. CHAPMAN
Brett R. Chapman
General Counsel